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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          PURSUANT TO SECTION 13 OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 3, 1999


                          DISCOVER CARD MASTER TRUST I
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



  DELAWARE                        0-23108                      51-0020270
  --------                        -------                      ----------
 (STATE OF                      (COMMISSION                   (IRS EMPLOYER
ORGANIZATION)                   FILE NUMBER)                IDENTIFICATION NO.)


C/O GREENWOOD TRUST COMPANY
12 READ'S WAY
NEW CASTLE, DELAWARE                                               19720
--------------------                                               -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (302) 323-7184
                                                     --------------

FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:  NOT APPLICABLE



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ITEM 5.  OTHER EVENTS

                  SERIES 1999-1. ON FEBRUARY 3, 1999, THE REGISTRANT MADE AVAILABLE TO INVESTORS A PROSPECTUS SUPPLEMENT, DATED JANUARY 29, 1999, AND PROSPECTUS, DATED JANUARY 29, 1999, WITH RESPECT TO THE ISSUANCE OF $500,000,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1999-1 5.30% CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND $26,316,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1999-1 5.55% CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I, PURSUANT TO THE POOLING AND SERVICING AGREEMENT, DATED AS OF OCTOBER 1, 1993, BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND U.S. BANK NATIONAL ASSOCIATION (FORMERLY FIRST BANK NATIONAL ASSOCIATION, SUCCESSOR TRUSTEE TO BANK OF AMERICA ILLINOIS, FORMERLY CONTINENTAL BANK, NATIONAL ASSOCIATION) AS TRUSTEE, AS AMENDED, AND THE SERIES SUPPLEMENT, TO BE DATED AS OF FEBRUARY 9, 1999, FOR SERIES 1999-1 BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE. COPIES OF THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS ARE ATTACHED AS EXHIBIT 99.

ITEM 7.  EXHIBITS
         --------

EXHIBIT     NO. DESCRIPTION
-------     ---------------

EXHIBIT 99      PROSPECTUS, DATED JANUARY 29, 1999, AND PROSPECTUS
                SUPPLEMENT DATED JANUARY 29, 1999 WITH RESPECT TO THE 5.30% CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND THE 5.55% CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I, SERIES 1999-1.











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                                   SIGNATURES
                                   ----------

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                   DISCOVER CARD MASTER TRUST I
                                      (REGISTRANT)


                                   BY: GREENWOOD TRUST COMPANY
                                       (ORIGINATOR OF THE TRUST)



DATE: FEBRUARY 3, 1999             BY: /S/ JOHN J. COANE
                                      -----------------------------------------
                                      JOHN J. COANE
                                      VICE PRESIDENT, CHIEF ACCOUNTING OFFICER
                                        AND TREASURER










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                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT      DESCRIPTION                                                    PAGE
-------      -----------                                                    ----

  99         PROSPECTUS, DATED JANUARY 29, 1999, AND PROSPECTUS               5
             SUPPLEMENT DATED JANUARY 29, 1999 WITH RESPECT TO THE 5.30%
             CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND THE 5.55%
             CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER
             CARD MASTER TRUST I, SERIES 1999-1.




















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